UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 26, 2026

Hologic, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36214	04-2902449
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Campus Drive,

Marlborough, Massachusetts 01752

(Address of principal executive offices)

Registrant’s telephone number, including area code: (508) 263-2900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	HOLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously announced, on October 21, 2025, Hologic, Inc. (“Hologic” or the “Company”) entered into an Agreement and Plan of Merger (as it may be amended or supplemented from time to time, the “Merger Agreement”) with Hopper Parent Inc., a Delaware corporation (“Parent”), and Hopper Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing that, among other things, on the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

In connection with the Merger Agreement, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement (the “Preliminary Proxy Statement”) on December 12, 2025 and a definitive proxy statement (the “Definitive Proxy Statement”) on December 23, 2025. The Company first mailed the Definitive Proxy Statement to its stockholders on or about December 23, 2025.

Litigation Related to the Merger

Purported stockholders of the Company have filed a class action lawsuit and individual actions against the Company and the members of the Company’s board of directors, captioned as follows: Southfield Fire & Police Retirement System v. Hologic, Inc. et al., Case No. 2026-0060-BWD (Del. Ch. January 14, 2026); Smith v. Hologic, Inc., et al., No. 650252/2026 (filed on January 14, 2026), and Thomas v. Hologic, Inc., et al., No. 650272/2026 (filed on January 15, 2026) (the “Complaints”). The Complaints generally allege, among other things, that the Definitive Proxy Statement omits certain purportedly material information regarding the Merger in breach of the directors’ fiduciary duties or in violation of New York state law. The Complaints seek, among other things, to enjoin the stockholder vote on the Merger unless and until the purportedly material information is disclosed. Additionally, beginning on December 15, 2025, the Company has received demand letters (collectively with the Complaints, the “Matters”) from purported stockholders of the Company, alleging that, among other things, the Preliminary Proxy Statement and the Definitive Proxy Statement contain certain disclosure deficiencies and/or incomplete information regarding the Merger. Although the outcome of, or estimate of the possible loss or range of loss from, these Matters cannot be predicted, the Company believes that the allegations contained in these Matters are without merit.

In order to avoid the risk that the Matters delay or otherwise adversely affect the Merger, and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company is supplementing the Definitive Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein.

Additional complaints and/or demand letters arising out of the Merger may also be filed or received in the future. If similar complaints and/or demand letters are filed or received, absent new or significantly different allegations, the Company will not necessarily disclose such additional complaints and/or demand letters.

Supplemental Disclosures to the Definitive Proxy Statement

The supplemental information in this Current Report on Form 8-K supplements the disclosures contained in the Definitive Proxy Statement and should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent that information set forth in the supplemental disclosures below differs from or updates information contained in the Definitive Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information contained in the Definitive Proxy Statement. Page references in the below disclosures are to the Definitive Proxy Statement, and defined terms used but not defined herein shall have the meanings set forth in the Definitive Proxy Statement. For clarity, new text within restated paragraphs from the Definitive Proxy Statement is highlighted with bold, underlined text.

The section of the Definitive Proxy Statement entitled “The Merger—Opinion of the Company’s Financial Advisor” is hereby supplemented as follows:

The first full paragraph on page 56 of the Definitive Proxy Statement is amended and restated as follows:

Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on the Company to derive a range of illustrative present values per share of Company common stock. Using discount rates ranging from 8.5% to 10.5%, reflecting estimates of the Company’s weighted average cost of capital, Goldman Sachs discounted to present value, as of September 27, 2025 (i) estimates of unlevered free cash flow for the Company for the fiscal years 2026 through 2035, as reflected in the Forecasts and (ii) a range of illustrative terminal values for the Company, which were calculated by applying perpetuity growth rates ranging from 2.0% to 3.0%, to a terminal year estimate of the unlevered free cash flow to be generated by the Company, of approximately $1,703 million, as reflected in the Forecasts (which analysis implied terminal year EBITDA exit multiples ranging from 8.5x to 13.2x). The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived such discount rates by application of the CAPM, which requires certain company-specific inputs, including a beta for the Company, as well as certain financial metrics for the United States financial markets generally.

The second full paragraph on page 56 of the Definitive Proxy Statement is amended and restated as follows:

Goldman Sachs derived ranges of illustrative enterprise values for the Company by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for the Company the amount of the Company’s net debt as of September 27, 2025, of approximately $0.3 billion, as provided by and approved for Goldman Sachs’ use by the management of the Company, to derive a range of illustrative equity values for the Company. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Company Common Stock as of October 17, 2025, as provided by and approved for Goldman Sachs’ use by the management of the Company, using the treasury stock method, to derive a range of illustrative present values per share of Company common stock ranging from $66.67 to $99.09.

The third full paragraph on page 56 of the Definitive Proxy Statement is amended and restated as follows:

Using the Forecasts, Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per share of Company common stock. For this analysis, Goldman Sachs derived a range of theoretical future values per share of Company common stock as of September 27 of each of 2026, 2027 and 2028 by applying a range of illustrative next twelve months (“NTM”) P/E multiples ranging from 13.0x to 17.5x to estimates of the Company’s earnings per share for each of the fiscal years 2027, 2028 and 2029 of approximately $4.81, $5.25 and $5.85, respectively, as set forth in the Forecasts. Goldman Sachs derived the range of illustrative NTM P/E multiples based on its professional judgment and experience, taking into account current and historical NTM P/E multiples for the Company.

The last full paragraph on page 56 of the Definitive Proxy Statement is amended and restated as follows:

Goldman Sachs reviewed and analyzed, using publicly available information, the acquisition premia for transactions, selected on the basis of Goldman Sachs’ professional judgment, and announced from January 1, 2020 through October 17, 2025 involving a public company based in the United States as the target, excluding transactions in the biopharmaceuticals industry, where the disclosed enterprise values for the transaction were greater than $10 billion. For the entire period, using publicly available information, Goldman Sachs calculated the median, 25th percentile and 75th percentile premiums of the price paid in the 67 transactions (based only on consideration paid at the closing of the transaction) relative to the target’s last undisturbed closing stock price prior to announcement of the transaction. This analysis indicated a median premium of 24.4% across the period. This analysis also indicated a 25th percentile premium of 15.2% and 75th percentile premium of 34.9% across the period. Using this analysis, Goldman Sachs applied a reference range of illustrative premiums of 15.2% to 34.9% to the undisturbed closing price per share of Company common stock of $54.28 as of May 23, 2025, the last full trading day prior to media reports regarding a possible transaction involving the Company, and calculated a range of implied equity values per share of Company common stock of $63.00 to $73.00.

Brevera Stop-Ship

Recently, in consultation with the U.S. Food and Drug Administration (the “FDA”), the Company initiated a voluntary recall related to its Brevera Breast Biopsy System Disposable 9 Gauge Needles (the “Brevera 9 Gauge Needles”). This follows the stop ship of the Brevera 9 Gauge Needles that the Company initiated in November 2025.

Based on the information available at this time, the Company continues to expect that the stop ship of Brevera 9 Gauge Needles may be prolonged. The Company is continuing to analyze the potential impact of the stop ship on Breast Health revenue for fiscal year 2026, taking into account various potential mitigating measures. The ultimate financial impact will be based on a number of contingencies, including some that are outside of the Company’s control. Revenue for the Brevera 9 Gauge Needles and related products constituted approximately 4.7% of Breast Health revenue for fiscal year 2025.

In light of the Company’s inability to predict the duration of the stop ship as well as the potential impact of mitigation measures, the Company continues to believe that it will be more challenging to achieve the 2026 milestone under the contingent value right (“CVR”) agreement. As described in the Definitive Proxy Statement, if the CVR payment in respect of the 2026 milestone period is less than $1.50 in cash per CVR and revenue of the Breast Health business in respect of the 2027 milestone period exceeds $1,666,256,283 (the “catch-up milestone”), then the CVR payment in respect of the 2026 milestone period will be re-calculated as described in the Definitive Proxy Statement and the difference between such calculation and the amount actually paid per CVR in respect of the 2026 milestone period will be paid to CVR holders if the catch-up revenue is above $1,556,844,377. While the Breast Health business may achieve the catch-up milestone during the 2027 milestone period and CVR holders may become entitled to a catch-up payment with respect to the 2026 milestone, there can be no assurance that Breast Health revenue will equal or exceed the catch-up milestone and the impact of the recall will make it more challenging to do so.

Given the uncertainty regarding the duration of the stop ship and potential impact of mitigation measures, the Company is unable to estimate with reasonable precision the risk adjusted net present value of one CVR at this time but the Company believes that the risk adjusted net present value of one CVR as of the date hereof is likely less than the $2.54 per CVR set forth in the Definitive Proxy Statement in the section entitled “The Merger—Opinion of the Company’s Financial Advisor,” which, given the timing of the stop ship, does not take its impact into account.

Additional details on the CVR calculation can be found in the Definitive Proxy Statement.

BioZorb Settlement

As previously disclosed by the Company, including in its most recent Annual Report on Form 10-K, on November 4, 2022, a product liability complaint was filed against the Company in Massachusetts state court by a group of plaintiffs who claim they sustained injuries caused by the BioZorb 3D Bioabsorbable Marker, and additional complaints were subsequently filed alleging similar claims. The BioZorb device is an implantable three-dimensional marker that helps clinicians overcome certain challenges presented by breast conserving cancer surgery (lumpectomy). The complaints alleged that the plaintiffs suffered side effects that were not disclosed in the BioZorb instructions for use and made various additional claims related to the design, manufacture and marketing of the device. Complaints were filed on behalf of approximately 200 plaintiffs, one pending in Massachusetts state court and the remainder in U.S. District Court for the District of Massachusetts. In November 2025, the parties reached an agreement in principle, which was disclosed to the court and later documented in a formal settlement agreement executed on January 7, 2026, to resolve the BioZorb litigation with no admission of liability by the Company. The settlement amount is fully covered by insurance, and the Company expects that it will bear no financial liability related to the settlement agreement. The settlement agreement is subject to certain contingencies, including a participation threshold (analogous to a class action opt out threshold), and if all conditions are satisfied, the agreement will result in the dismissal with prejudice of the substantial majority of BioZorb cases. Consistent with the Company’s expectations as to the likely outcome of the BioZorb cases, the Financial Forecasts did not reflect any Company liability arising from any possible damages resulting from the BioZorb litigation.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “likely,” “future,” “strategy,” “potential,” “seeks,” “goal” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the merger. These forward-looking statements are based upon assumptions made by Hologic as of the date hereof and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those anticipated.

These forward-looking statements are subject to a number of risks and uncertainties that could adversely affect Hologic’s business and prospects, and otherwise cause actual results to differ materially from those anticipated, including without limitation, the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that Hologic stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Hologic’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Hologic to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally; and the risk that the holders of the CVRs will receive less-than-anticipated payments with respect to the CVRs after the closing of the proposed transaction. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Hologic Annual Report on Form 10-K for the fiscal year ended September 27, 2025 filed with the Securities and Exchange Commission (the “SEC”) on November 18, 2025, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Hologic from time to time with the SEC. These filings, when available, are available on the investor relations section of the Hologic website at https://investors.hologic.com or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Hologic presently does not know of or that Hologic currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. Hologic expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements presented herein to reflect any change in expectations or any change in events, conditions or circumstances on which any such statements are based, except as required by law.

Additional Information and Where to Find It

In connection with the proposed acquisition of Hologic by affiliates of Blackstone Inc. and TPG Capital, Hologic filed with the SEC a Definitive Proxy Statement of Hologic (the “Proxy Statement”) on December 23, 2025. Hologic has mailed the Proxy Statement to its stockholders. HOLOGIC URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT HOLOGIC, BLACKSTONE INC., TPG CAPITAL, THE PROPOSED TRANSACTION AND RELATED MATTERS. You are able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by Hologic with the SEC at the website maintained by the SEC at www.sec.gov. You are also able to obtain a free copy of the Proxy Statement and other documents (when available) filed by Hologic with the SEC by accessing the investor relations section of Hologic’s website at https://investors.hologic.com or by contacting Hologic investor relations at investors@hologic.com or calling 858-410-8904.

Participants in the Solicitation

Hologic and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Hologic stockholders in connection with the proposed transaction.

Information regarding the directors and executive officers of Hologic, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth (i) in Hologic’s Amendment No. 1 to the Annual Report on form 10-K (the “Form 10-K/A”), including under the headings “Board of Directors,” “Executive Officers,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related-Party Transactions,” which was filed with the SEC on January 22, 2026 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/859737/000085973726000004/holx-20250927.htm, (ii) in the Proxy Statement, including under the headings “The Merger - Interests of the Company’s Directors and Executive Officers in the Merger” and “Security Ownership of Certain Beneficial Owners and Management” which was filed with the SEC on December 23, 2025 and is available at https://www.sec.gov/Archives/edgar/data/859737/000114036125046571/ny20058411x2_defm14a.htm and (iii) to the extent holdings of Hologic’s securities by its directors or executive officers have changed since the amounts set forth in the Form 10-K/A, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at EDGAR Search Results https://www.sec.gov/edgar/browse/?CIK=0000859737&owner=only.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hologic, Inc.

By:	/s/ Anne M. Liddy
Name:	Anne M. Liddy
Title:	General Counsel

Date: January 26, 2026